EXHIBIT 10.3

SEVENTH SUPPLEMENTAL INDENTURE (this “Seventh Supplemental Indenture”), dated as of October 24, 2014, among Navios Maritime Holdings Inc., a Marshall Islands corporation (the “Company”), Navios Maritime Finance II (US) Inc., a Delaware corporation, (“Navios Finance” and, together with the Company, the “Co-Issuers”), Lavender Shipping Corporation, a Marshall Islands corporation and indirect wholly owned subsidiary of the Company (the “Guaranteeing Subsidiary”), the other Guarantors (as defined in the Indenture referred to herein) and Wells Fargo Bank, National Association, as trustee (or its permitted successor) under the Indenture referred to below (the “Trustee”).

WITNESSETH

WHEREAS, the Co-Issuers and the Guarantors have heretofore executed and delivered to the Trustee an indenture (as amended and supplemented, the “Indenture”), dated as of January 28, 2011 providing for the issuance of 8 1⁄8% Senior Notes due 2019 (the “Notes”);

WHEREAS, the Indenture provides that under certain circumstances the Guaranteeing Subsidiary shall execute and deliver to the Trustee a supplemental indenture pursuant to which each Guaranteeing Subsidiary shall unconditionally guarantee all of the Co-Issuers’ obligations under the Notes and the Indenture on the terms and conditions set forth herein (the “Note Guarantee”); and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Seventh Supplemental Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiary and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2. AGREEMENT TO GUARANTEE. The Guaranteeing Subsidiary hereby agrees to provide an unconditional Guarantee, on and subject to the terms, conditions and limitations set forth in the Notation of Guarantee and in the Indenture, including, but not limited, to Article Ten thereof.

3. NEW YORK LAW TO GOVERN. THIS SEVENTH SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

4. COUNTERPARTS. The parties may sign any number of copies of this Seventh Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

5. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

6. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Seventh Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiary and the Co-Issuers.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Seventh Supplemental Indenture to be duly executed and attested, all as of the date first above written.

LAVENDER SHIPPING CORPORATION, as Guarantor

By:	/s/ George Akhniotis
Name: George Akhniotis
Title: President/Director

NAVIOS MARITIME HOLDINGS INC.

By:	/s/ Vasiliki Papaefthymiou
Name: Vasiliki Papaefthymiou
Title: Executive Vice President, Legal

NAVIOS MARITIME FINANCE II (US) INC.

By:	/s/ Vasiliki Papaefthymiou
Name: Vasiliki Papaefthymiou
Title: President

[Signature Page to Seventh Supplemental Indenture]

NAVIOS ASIA LLC, as Guarantor

By:	/s/ George Akhniotis
	Name:	George Achniotis
	Title:	Manager

JASMINE SHIPPING CORPORATION IRIS SHIPPING CORPORATION, as Guarantors

By:	/s/ George Akhniotis
	Name:	George Achniotis
	Title:	Treasurer/Director

EMERY SHIPPING CORPORATION, as Guarantor

By:	/s/ George Akhniotis
	Name:	George Achniotis
	Title:	President/Director

NAVIOS HOLDINGS EUROPE FINANCE INC., as Guarantor

By:	/s/ Alexandros Laios
	Name:	Alexandros Laios
	Title:	Secretary

TRIANGLE SHIPPING CORPORATION ESMERALDA SHIPPING CORPORATION, as Guarantors

By:	/s/ George Akhniotis
	Name:	George Achniotis
	Title:	President

[Signature Page to Seventh Supplemental Indenture]

DIESIS SHIPMANAGEMENT LTD
MANDORA SHIPPING LTD
SOLANGE SHIPPING LTD.
TULSI SHIPMANAGEMENT CO.
CINTHARA SHIPPING LTD
RAWLIN SERVICES COMPANY
MAUVE INTERNATIONAL S.A.
AQUIS MARINE CORP.
FAITH MARINE LTD.
VECTOR SHIPPING CORPORATION
ARAMIS NAVIGATION INC.
DUCALE MARINE INC.
HIGHBIRD MANAGEMENT INC.
RED ROSE SHIPPING CORP.
GINGER SERVICES CO.
QUENA SHIPMANAGEMENT INC.
ASTRA MARITIME CORPORATION
PRIMAVERA SHIPPING CORPORATION
PUEBLO HOLDINGS LTD
BEAUFIKS SHIPPING CORPORATION
ROWBOAT MARINE INC.
CORSAIR SHIPPING LTD.
PHAROS NAVIGATION S.A.
SIZZLING VENTURES INC.
SHIKHAR VENTURES S.A.
TAHARQA SPIRIT CORP.
RHEIA ASSOCIATES CO.
RUMER HOLDING LTD.
KLEIMAR NV
NAV HOLDINGS LIMITED
NAVIOS CORPORATION
ANEMOS MARITIME HOLDINGS INC.
NAVIOS SHIPMANAGEMENT INC.
AEGEAN SHIPPING CORPORATION
ARC SHIPPING CORPORATION
MAGELLAN SHIPPING CORPORATION
IONIAN SHIPPING CORPORATION
APOLLON SHIPPING CORPORATION
HERAKLES SHIPPING CORPORATION
ACHILLES SHIPPING CORPORATION
KYPROS SHIPPING CORPORATION
HIOS SHIPPING CORPORATION
MERIDIAN SHIPPING ENTERPRISES INC.
MERCATOR SHIPPING CORPORATION
HORIZON SHIPPING ENTERPRISES CORPORATION
STAR MARITIME ENTERPRISES CORPORATION
NAVIOS HANDYBULK INC.
NAVIOS INTERNATIONAL INC.
NOSTOS SHIPMANAGEMENT CORP.
PORTOROSA MARINE CORP.

[Signature Page to Seventh Supplemental Indenture]

WHITE NARCISSUS MARINE S.A.
HESTIA SHIPPING LTD.
SERENITY SHIPPING ENTERPRISES INC.,
as Guarantors

By:	/s/ Vasiliki Papaefthymiou
Name: Vasiliki Papaefthymiou
Title: Director and Authorized Officer

[Signature Page to Seventh Supplemental Indenture]

KLEIMAR LTD., as Guarantor

By:	/s/ George Akhniotis
	Name:	George Achniotis
	Title:	Secretary and Director

NAVIMAX CORPORATION, as Guarantor

By:	/s/ Shunji Sasada
	Name:	Shunji Sasada
	Title:	President

NAVIOS TANKERS MANAGEMENT INC.

By:	/s/ Alexandros Laios
	Name:	Alexandros Laios
	Title:	Secretary/Director

[Signature Page to Seventh Supplemental Indenture]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Yana Klslenko
	Name:	Yana Klslenko
	Title:	Vice President

[Signature Page to Seventh Supplemental Indenture]